UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 3, 2020

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36492	88-0422242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

117 S. 4th Street
Neodesha, Kansas	66757
(Address of Principal Executive Offices)	(Zip Code)

(620) 325-6363
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 3, 2020 (the “Effective Date”), AgEagle Aerial Systems Inc. (the “Company”) entered into a lease agreement (the “Wichita Lease”) with U.S. Business Centers, L.L.C. (the “Landlord”) with an expected commencement date of November 1, 2020 (the “Commencement Date”) and expected expiration date of October 31, 2023 unless the Wichita Lease is sooner terminated or extended. The Wichita Lease premises include approximately 12,000 square feet, located at 8833 E. 34th Street, Wichita, Kansas 19103 (the “Leased Premises”). The aggregate estimated rent payments due over the initial three year term of the Wichita Lease is $297,000.

The Landlord may grant the Company the option to extend the term of the Wichita Lease for an additional 36 months (the “Option Term”). The aggregate estimated rent payments due over the Option Term of the Wichita Lease would be $314,640.

In addition, the Landlord grants the Company the right to take occupancy of the Leased Premises rent free, beginning on September 1, 2020. The Company expects to use the Leased Premises as its new corporate headquarters and base of operations for manufacturing, assembly, design and engineering and testing of drones, drone subcomponents and drone-related equipment.

The Company will post a security deposit in the amount of $9,720.

A copy of the Wichita Lease is attached hereto as Exhibit 10.1 and is incorporated by reference. The foregoing summary of the terms of the Wichita Lease are subject to, and qualified in their entirety by, such document.

Item 8.01	Other Information.

On August 4, 2020, the Company issued a press release announcing the Wichita Lease. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Lease Agreement, dated August 3, 2020 by and among AgEagle Aerial Systems Inc. and U.S. Business Centers, L.L.C.
99.1	Press Release dated August 4, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS INC.

By:	/s/ Nicole Fernandez-McGovern
Name:	Nicole Fernandez-McGovern
Title:	Chief Financial Officer

Dated: August 7, 2020

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